CONSENT AND WAIVER


     CONSENT AND WAIVER, dated as of June 13, 2000, (this "Consent and Waiver"),
                                                           ------------------
to the Credit Agreement, dated as of December 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Claire's
                                              ----------------
Stores,  Inc.,  a  Delaware  Corporation (the "Borrower"), the several banks and
                                               --------
other financial institutions or entities from time to time parties thereto, Bear, Stearns & Co., Inc., as sole lead arranger and sole book manager, Bear Stearns Corporate Lending Inc., as syndication agent (in such capacity, the "Syndication Agent"), SunTrust Bank, South Florida, N.A., as documentation
 ------------------
agent,  and  Fleet National Bank, as administrative agent (in such capacity, the
    -
"Administrative  Agent").
 ---------------------

                              W I T N E S S E T H:
                              -------------------
      WHEREAS, the Borrower wishes to effect a merger with CSI Florida Acquisition, Inc. ("CSI"), a Florida corporation and a wholly owned subsidiary
                      ---
of the Borrower, pursuant to which the Borrower will reincorporate from the State of Delaware to the State of Florida (the "Reincorporation"), as more fully
                                                ---------------
described in the portion of the Borrower's definitive proxy statement, dated as of May 8, 2000, attached hereto as Exhibit A;
                                          ----------

      WHEREAS, by operation of law CSI, as the surviving corporation in the Reincorporation, shall be responsible for the liabilities and obligations of the Borrower under the Credit Agreement;

      WHEREAS, the Borrower requests that the Required Lenders consent to the Reincorporation and waive any violations of the Credit Agreement that may result therefrom; and

      WHEREAS, the Required Lenders are willing to make such waiver and, consent but only on the terms and subject to the conditions set forth herein.

      NOW  THEREFORE,  in consideration of the premises herein contained and for
other  good  and  valuable  consideration,  the  receipt   of  which  is  hereby
acknowledged, the  parties  hereto  hereby  agree  as  follows:

1.     Defined  Terms.  Unless  otherwise defined herein, capitalized terms used
       --------------
herein which are defined in the Credit Agreement are used herein as defined therein.

2.     Consent  and  Waiver.  The Required Lenders hereby irrevocably consent to
       --------------------
the Reincorporation and irrevocably waive any breach of the Credit Agreement resulting therefrom.

3.     Express  Assumption  of  Obligations.  Upon  the  effectiveness  of  the
       ------------------------------------
Reincorporation, CSI hereby expressly agrees to assume all liabilities and obligations of the Borrower under the Loan Documents.

4.     Conditions  to  Effectiveness.  This  Consent  and  Waiver  shall  become
       -----------------------------
effective on the condition that (a) CSI, the Borrower, the Administrative Agent and the Required Lenders shall have executed this Consent and Waiver, (b) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Consent and Waiver and (c ) all conditions precedent to the Reincorporation shall have been satisfied or waived and the Reincorporation shall have become effective.

5.     Representations  and  Warranties.  The  Borrower  hereby  represents  and
       --------------------------------
warrants that the representations and warranties contained in the Credit Agreement (except those that expressly speak as of a certain date) will be, after giving effect to the consent and waiver provided herein, true and correct in all material respects, as if made on and as of the date hereof.

6.     No  Other  Consents/Waivers.  Except  as  to those provisions of the Loan
       ---------------------------
Documents expressly waived herein, the Loan Documents shall continue to be, and shall remain in full force and effect in accordance with their terms.

7.     Counterparts.  The Consent and Waiver may be executed in counterparts and
       ------------
all of the said counterparts taken together shall be deemed to constitute one and the same instrument.

8.     GOVERNING  LAW.  THIS  CONSENT  AND  WAIVER  SHALL  BE  GOVERNED  BY, AND
       --------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.     Expenses.  The  Borrower agrees to pay or reimburse the Syndication Agent
       --------
and the Administrative Agent for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Consent and Waiver, including, without limitation, the fees and disbursements of counsel to the Syndication Agent and the Administrative Agent.

                     [Remainder of Page Blank Intentionally]

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be executed and delivered by their duly authorized officers as of the date first written above.

                                        CLAIRE'S  STORES,  INC.


                                        By:-------------------------------------
                                            Name:
                                            Title:

                                        CSI  FLORIDA  ACQUISITION,  INC.


                                        By:-------------------------------------
                                            Name:
                                            Title:

                                        FLEET  NATIONAL  BANK,
                                        as  Administrative  Agent  and   as  a
                                        Lender


                                       By:--------------------------------------
                                           Name:
                                           Title:

                                       BEAR  STEARNS  CORPORATE  LENDING,  INC.
                                       as  Syndication  Agent  and  as  a
                                       Lender


                                       By:--------------------------------------
                                           Name:
                                           Title:

                                       SUNTRUST  BANK,  SOUTH  FLORIDA,  N.A.
                                       as  Documentation  Agent  and  as  a
                                       Lender


                                       By:--------------------------------------
                                           Name:
                                           Title:


                                       BANKATLANTIC,  A  FEDERAL  SAVINGS  BANK


                                       By:--------------------------------------
                                           Name:
                                           Title:

                                       BANK  LEUMI  USA


                                       By:--------------------------------------
                                           Name:
                                           Title:


                                       BANK  ONE,  NA


                                       By:--------------------------------------
                                           Name:
                                           Title:


                                       ISRAEL  DISCOUNT  BANK  OF  NEW  YORK


                                       By:--------------------------------------
                                           Name:
                                           Title:

                                       By:--------------------------------------
                                           Name:
                                           Title:


                                       LASALLE  BANK  NATIONAL  ASSOCIATION


                                       By:--------------------------------------
                                           Name:
                                           Title:

                                       MERITA  BANK  PLC


                                       By:--------------------------------------
                                           Name:
                                           Title:


                                       THE  ROYAL  BANK  OF  SCOTLAND  PLC


                                       By:--------------------------------------
                                           Name:
                                           Title:


                                       RZB-FINANCE  LLC


                                       By:--------------------------------------
                                           Name:
                                           Title:


                                       UNION  BANK  OF  CALIFORNIA,  N.A.


                                       By:--------------------------------------
                                           Name:
                                           Title: